UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2005

Bay National Corporation
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-87781	52-2176710
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2328 West Joppa Road
Lutherville, Maryland	21093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410/494-2580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 16, 2005, Bay National Corporation issued a press release correcting a typographical error that appeared in the press release that it issued on December 15, 2005.

The correcting press release states:

“The last sentence of the first paragraph of the [December 15, 2005] press release, which stated that “The trust preferred securities require quarterly payments of interest, mature on February 23, 2036 and are redeemable at Bay National Corporation’s option, in whole or in part, beginning February 23, 2007 at 104%, which premium decreases to par after February 23, 2007.” should have read as follows: “The trust preferred securities require quarterly payments of interest, mature on February 23, 2036 and are redeemable at Bay National Corporation’s option at par beginning February 23, 2011.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

99.1 Press Release dated December 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY NATIONAL CORPORATION

Date: December 16, 2005	By: /s/ Hugh W. Mohler
Hugh W. Mohler, President